UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 14, 2019
 REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Offices, and Zip Code)
Registrant’s telephone number, including area code: (636) 736-7000
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
6.20% Fixed-To-Floating Rate
Subordinated Debentures due 2042	RZA	New York Stock Exchange
5.75% Fixed-To-Floating Rate
Subordinated Debentures due 2056	RZB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

❒	Emerging growth company
❒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
On June 14, 2019, Reinsurance Group of America, Incorporated (the “Company”) entered into the First Amendment to Letter of Credit Reimbursement Agreement (the “First Amendment”) with Crédit Agricole Corporate and Investment Bank, as lender (the “Lender”). The First Amendment amends that certain Letter of Credit Reimbursement Agreement (the “Credit Agreement”) entered into between the Company and the Lender on May 17, 2017. A description of the material terms and conditions of the Credit Agreement is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2017.

The changes effectuated by the First Amendment are mostly intended to conform certain provisions in the Credit Agreement to provisions in the Company’s $850 million credit agreement, entered into on August 21, 2018, among the Company and a group of lenders named therein (the “Syndicated Credit Facility”). A description of the material terms and conditions of the Syndicated Credit Facility is contained in the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2018.

The First Amendment’s changes to the Credit Agreement include, among other things, revising definitions and increasing certain thresholds contained in the Credit Agreement, such as the cap on Permitted Liens (as defined in the First Amendment), the cross-acceleration threshold, the consolidated net worth threshold and certain Events of Default (as defined in the First Amendment). The First Amendment also modifies the Company’s representations and warranties regarding the Employee Retirement Income Security Act of 1974 and expands the scope of certain exceptions to the line of business and acquisitions negative covenants.
The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

10.1	First Amendment to Letter of Credit Reimbursement Agreement, dated as of June 14, 2019, by and between Reinsurance Group of America, Incorporated and Crédit Agricole Corporate and Investment Bank.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: June 18, 2019	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer